Vanguard Institutional Index Fund
Supplement Dated June 28, 2024, to the Prospectus and Summary Prospectus Dated April 26, 2024
Important Changes to Vanguard Institutional Index Fund (the Fund)

In accordance with approval granted by the Fund’s Board of Trustees in July 2019, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Principal Investment Strategies”:
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.

The following is added under the heading “Principal Risks”:
• Nondiversification risk. Because the Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being nondiversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
• Sector risk, which is the change that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund’s assets are invested in the information technology sector, the Fund’s performance is impacted by the general condition of that sector. Companies in the information technology sector could be affected by, among other things, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Sector risk is expected to be high for the Fund.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 854A 062024

Vanguard Institutional Index Funds

Supplement Dated June 28, 2024, to the Statement of Additional Information Dated April 26, 2024
Important Changes to Vanguard Institutional Index Fund (the Fund)
In accordance with approval granted by the Fund’s Board of Trustees in July 2019, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.
Statement of Additional Information Text Changes
In the Fundamental Policies section, the following paragraph is added under the heading “Diversification” on page B-4:
For Vanguard Institutional Index Fund only, with respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
At the end of the Fundamental Policies section, the following sentence in bold is added:
Shareholder approval will not be sought if Vanguard Institutional Index Fund crosses from diversified to nondiversified status in order to approximate the composition of its target index.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 094A 062024